                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                           -------------------------

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:  October 8, 1996                   Commission File Number 1-6049


                           DAYTON HUDSON CORPORATION
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           MINNESOTA                                          41-0215170
-------------------------------                    -----------------------------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization                            Identification No.)



   777 Nicollet Mall
Minneapolis, Minnesota                 55402                 (612) 370-6948
-------------------------------      ----------    -----------------------------
(Address of principal executive      (Zip Code)       (Registrant's telephone
offices)                                            number, including area code)
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Item 7.   Financial Statements and Exhibits
          ---------------------------------

Exhibits:

4(a) Indenture dated as of October 3, 1996 between the Corporation and The First National Bank of Chicago.

4(b) Second Supplemental Indenture dated as of September 24, 1996 by and between the Corporation and First Trust National Association to Indenture dated as of February 1, 1986, as supplemented by First Supplemental Indenture dated as of February 7, 1991.

                                      -2-
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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DAYTON HUDSON CORPORATION
                                Registrant



Dated:  October 8, 1996  By /s/ Stephen C. Kowalke
                           -----------------------
                           Stephen C. Kowalke, Treasurer

                                      -3-
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                              NORWEST CORPORATION


                               Index to Exhibits
                               -----------------

                                                                    Form of
Exhibit No.                  Exhibit                                Filing
-----------                  -------                                ------
4(a)                         Indenture dated as of October 3,
                             1996 between the Corporation and The
                             First National Bank of Chicago.......  Electronic
                                                                    Transmission

4(b)                         Second Supplemental Indenture dated
                             as of September 24, 1996 by and
                             between the Corporation and First
                             Trust National Association to
                             Indenture dated as of February 1,
                             1986, as supplemented by First
                             Supplemental Indenture dated as of
                             February 7, 1991.....................  Electronic
                                                                    Transmission